UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2012

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements in this report constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which the Company has little or no control. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “expect,” and similar expressions. The Company cautions readers that forward-looking statements, including, without limitation, those relating to the exit of ScanTech’s international business, future business prospects, tax benefits, exit costs, proceeds, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited the Company’s ability to sell or liquidate ScanTech’s international business, to competition in the automotive aftermarket industry, concentration of the Company’s sales and accounts receivable among a small number of customers, the impact of consolidation in the automotive aftermarket industry, foreign currency fluctuations, dependence on senior management and other risks and factors identified from time to time in the reports the Company files with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. For additional information concerning factors that could cause actual results to differ materially from the information contained in this report, reference is made to the information in Part I, “Item 1A, Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2010.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On September 20, 2011, as reported on a Form 8-K filed on September 21, 2011, Dorman Products, Inc. (the “Company”) announced its’ decision to exit the international portion of the Company’s ScanTech business at a cost of approximately $5.0 million, including operating losses, asset write-downs and employee-related expenses. On February 16, 2012, the Company determined that the operations of the international portion of the Company’s ScanTech business would be discontinued. As a result of better than anticipated asset realization and lower than expected operating losses in 2011, the discontinuation of operations is expected to result in cumulative pre-tax costs of approximately $3.0 million during the exit period from September 2011 through May 2012. Approximately $0.9 million or $0.05 per diluted share, of the exit costs will be incurred in fiscal 2012. In addition, the Company expects to receive a tax benefit of approximately $1.0 million to $1.2 million and a non-cash foreign exchange gain of approximately $2.7 million in 2012 once it exits the business.

Item 7.01.	Regulation FD Disclosure.

On February 16, 2012, the Company informed the customers and employees of the international portion of the Company’s ScanTech business that it expects to discontinue operations of the international portion of its ScanTech business by the end of May 2012. The same customers were also informed that ScanTech expects shipment of regular customer orders to end on March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: February 16, 2012	By:	/s/ Matthew Kohnke
Name: Matthew Kohnke
Title: Chief Financial Officer